UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	December 2, 2015

GE Equipment Transportation LLC, Series 2013-2

Central Index Key Number of Issuing Entity:

0001588501

CEF Equipment Holding, L.L.C.

Central Index Key Number of Depositor:

0001180571

GE Capital US Holdings, Inc. (as successor in interest to

General Electric Capital Corporation)

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware
(State or Other Jurisdiction of Incorporation)

333-187718-03 333-187718-01	20-5439580 (CEF Equipment Holding, LLC)
(Commission File Number)	(I.R.S. Employer Identification No.)

201 Merritt 7, Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

(203) 749-2101
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

On December 2, 2015, the following material definitive agreements, which are filed as exhibits to this Report, were entered into:

1.          Instrument of Resignation, Appointment and Acceptance, dated as of December 2, 2015 (the “Administrator Instrument of Resignation, Appointment and Acceptance”), among GE Equipment Transportation LLC, Series 2013-2 (the “Issuing Entity”), General Electric Capital LLC (formerly known as General Electric Capital Corporation, “GE Capital LLC”), as Resigning Administrator, and GE Capital US Holdings, Inc. (“GE Capital US”), as Successor Administrator, pursuant to which, effective as of 1:00 a.m. on December 2, 2015, the Resigning Administrator resigned, and the Successor Administrator was appointed as “Administrator” under the Administration Agreement, dated as of October 30, 2013 (as amended, restated, supplemented or otherwise modified from time to time).

2.          Assignment and Assumption Agreement, dated as of December 2, 2015 (the “Assignment and Assumption of Intercreditor Agreement”), between GE Capital LLC, as Assignor, and GE Capital US, as Assignee, pursuant to which, effective as of 1:00 a.m. on December 2, 2015, the Assignor assigned its role as “Originator” under the Intercreditor Agreement, dated as of October 30, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), and the Assignee accepted the role of “Originator” under the Intercreditor Agreement.

3.          Assignment Agreement, dated as of December 2, 2015 (the “Assignment of Receivables Sale Agreement”), among GE Capital LLC, as Assignor and GE Capital US, as Assignee, and consented to by CEF Equipment Holding, L.L.C. (“CEF Equipment Holding”), pursuant to which, effective as of 1:00 a.m. on December 2, 2015, the Assignor assigned its role as “Seller” under the Receivables Sale Agreement, dated as of October 30, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”), and the Assignee accepted the role of “Seller” under the Receivables Sale Agreement.

On December 4, 2015, the following material definitive agreements, which are filed as exhibits to this Report, were entered into:

1.          Instrument of Resignation, Appointment and Acceptance, dated as of December 4, 2015 (the “Servicer Instrument of Resignation, Appointment and Acceptance”), among the Issuing Entity, General Electric Company (“GE”), as Resigning Servicer, and GE Capital Global Holdings, LLC (“GE Capital Global”), as Successor Servicer, pursuant to which, effective as of 8:00 a.m. on December 4, 2015, the Resigning Servicer resigned, and the Successor Servicer was appointed as “Servicer” under the Servicing Agreement, dated as of October 30, 2013 (as amended, restated, supplemented or otherwise modified from time to time).

Item 6.02 Change of Servicer or Trustee.

GE Capital Global is the Servicer for the Issuing Entity. On December 4, 2015, GE resigned as Servicer, the Issuing Entity appointed GE Capital Global as Servicer, and GE Capital Global accepted its appointment as Servicer. The disclosure required with respect to GE as Servicer pursuant to Items 1108(b)-(d) of Regulation AB set forth in the prospectus dated February 18, 2015, as supplemented by the prospectus supplement dated February 24, 2015, applies to GE Capital Global as Servicer, as the credit and collection policies of GE Capital Global with respect to the receivables held by the Issuing Entity are the same as the credit and collection policies of GE with respect to the receivables, and is incorporated herein.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit No.	Document Description

4.1	Administrator Instrument of Resignation, Appointment and Acceptance

4.2	Assignment and Assumption of Intercreditor Agreement

4.3	Assignment of Receivables Sale Agreement

4.4	Servicer Instrument of Resignation, Appointment and Acceptance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEF EQUIPMENT HOLDING, L.L.C.
(Registrant)

Dated: December 7, 2015	By:	/s/ Charles E. Rhodes
		Name:	Charles E. Rhodes
		Title:	Vice President and Secretary

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